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                                                                   EXHIBIT 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 2002, included in Crescent Real Estate Equities Company's Form 10-K/A for the year ended December 31, 2001, and to all references to our firm included in this Registration Statement.



                                       /s/ Arthur Andersen LLP



Dallas, Texas
April 5, 2002